POWER OF ATTORNEY

               Know all men by these presents, that the undersigned hereby constitute and appoint each of Lily Yan Arevalo and James E. Anderson, Jr., signing singly, the undersigned's true and lawful attorneys-in-fact to:

            1. execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of stock of Ingram Micro Inc. (the "Company"), any Schedule 13G or
                Schedule 13D, or any amendment thereto (collectively, the "Schedules"), in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

            2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

            3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

               The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1934.

               This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

               By execution of this Power of Attorney, the undersigned hereby revoke any previous Power of Attorney executed in favor of any other entity or entities, person or persons for the purposes described herein.

               IN WITNESS WHEREOF, the undersigned have each caused this Power of Attorney to be executed as of the 12th day of February, 1998.



                                   SIGNATURE

Date:  February 12, 1998

                                      /s/ Martha R. Ingram
                                    --------------------------------------
                                    Martha R. Ingram


                                      /s/ Orrin H. Ingram
                                    --------------------------------------
                                    Orrin H. Ingram, II


                                      /s/ John R. Ingram
                                    --------------------------------------
                                    John R. Ingram


                                      /s/ David B. Ingram
                                    --------------------------------------
                                    David B. Ingram

                                      /s/ Robin B. Ingram Patton
                                    --------------------------------------
                                    Robin B. Ingram Patton


                                      /s/ Roy E. Claverie
                                    --------------------------------------
                                    Roy E. Claverie




                                    QTIP MARITAL TRUST CREATED
                                    UNDER THE E. BRONSON INGRAM
                                    REVOCABLE TRUST AGREEMENT
                                    DATED JANUARY 4, 1995

                                    By: MARTHA R. INGRAM, ORRIN H. INGRAM,
                                        JOHN R. INGRAM, DAVID B. INGRAM
                                        AND ROBIN B. INGRAM PATTON,
                                        as Co-Trustees


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ Orrin H. Ingram
                                    --------------------------------------
                                        Name:  Orrin H. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ John R. Ingram
                                    --------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ David B. Ingram
                                    --------------------------------------
                                        Name:  David B. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ Robin B. Ingram Patton
                                    --------------------------------------
                                        Name:  Robin B. Ingram Patton
                                        Title: Co-Trustee


                                    E. BRONSON INGRAM 1995
                                    CHARITABLE REMAINDER 5% UNITRUST


                                    By:  MARTHA R. INGRAM, as Trustee


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Trustee



                                    MARTHA AND BRONSON INGRAM FOUNDATION

                                    By: ORRIN H. INGRAM, JOHN R. INGRAM,
                                        DAVID B. INGRAM, AND ROBIN BIGELOW
                                        INGRAM PATTON, as Co-Trustees


                                    By:  /s/ Orrin H. Ingram
                                    --------------------------------------
                                        Name:  Orrin H. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ John R. Ingram
                                    --------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ David B. Ingram
                                    --------------------------------------
                                        Name:  David B. Ingram
                                        Title: Co-Trustee


                                    By: /s/ Robin Bigelow Ingram Patton
                                    --------------------------------------
                                        Name:  Robin Bigelow Ingram Patton
                                        Title: Co-Trustee


                                    E. BRONSON INGRAM 1994 CHARITABLE
                                        LEAD ANNUITY TRUST

                                    By: ORRIN H. INGRAM, JOHN R. INGRAM,
                                        DAVID B. INGRAM, AND ROBIN B.
                                        INGRAM PATTON, as Co-Trustees


                                    By:  /s/ Orrin H. Ingram
                                    --------------------------------------
                                        Name:  Orrin H. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ John R. Ingram
                                    --------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee


                                    By:  /s/ David B. Ingram
                                    --------------------------------------
                                        Name:  David B. Ingram
                                        Title: Co-Trustee


                                    By: /s/ Robin B. Ingram Patton
                                    --------------------------------------
                                        Name:  Robin B. Ingram Patton
                                        Title: Co-Trustee


                                    TRUST FOR ORRIN HENRY INGRAM, II,
                                      UNDER AGREEMENT WITH E. BRONSON
                                      INGRAM DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President



                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR ORRIN HENRY INGRAM, II,
                                      UNDER AGREEMENT WITH E. BRONSON
                                      INGRAM DATED JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR ORRIN HENRY INGRAM, II,
                                      UNDER AGREEMENT WITH HORTENSE B.
                                      INGRAM DATED DECEMBER 22, 1975

                                    By: SUNTRUST BANK, ATLANTA, Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    THE ORRIN H. INGRAM IRREVOCABLE TRUST
                                      DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA,
                                         as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President



                                    TRUST FOR THE BENEFIT OF ORRIN H.
                                      INGRAM ESTABLISHED BY MARTHA R.
                                      RIVERS UNDER AGREEMENT OF TRUST
                                      ORIGINALLY DATED APRIL 30, 1982,
                                      AS AMENDED


                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    TRUST FOR JOHN RIVERS INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM
                                      DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA AND MARTHA
                                        R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR JOHN RIVERS INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM
                                      DATED JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR JOHN RIVERS INGRAM, UNDER
                                      AGREEMENT WITH HORTENSE B. INGRAM
                                      DATED DECEMBER 22, 1975

                                    By:  SUNTRUST BANK, ATLANTA, Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    THE JOHN R. INGRAM IRREVOCABLE TRUST
                                      DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President



                                    TRUST FOR THE BENEFIT OF JOHN R.
                                      INGRAM ESTABLISHED BY MARTHA R.
                                      RIVERS UNDER AGREEMENT OF TRUST
                                      ORIGINALLY DATED APRIL 30, 1982,
                                      AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    THE JOHN AND STEPHANIE INGRAM FAMILY
                                      1996 GENERATION SKIPPING TRUST

                                    By:  WILLIAM S. JONES, as Trustee


                                    By:  /s/ William S. Jones
                                    --------------------------------------
                                        Name:  William S. Jones
                                        Title: Trustee

                                    TRUST FOR DAVID B. INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM
                                      DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA AND MARTHA
                                        R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR DAVID B. INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON DATED
                                      JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as
                                        Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR DAVID B. INGRAM, UNDER
                                      AGREEMENT WITH HORTENSE B. INGRAM
                                      DATED DECEMBER 22, 1975

                                    By: SUNTRUST BANK, ATLANTA, Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    THE DAVID B. INGRAM IRREVOCABLE TRUST
                                      DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President



                                    TRUST FOR THE BENEFIT OF DAVID B.
                                      INGRAM ESTABLISHED BY MARTHA R.
                                      RIVERS UNDER AGREEMENT OF TRUST
                                      ORIGINALLY DATED APRIL 30, 1982,
                                      AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    DAVID AND SARAH INGRAM FAMILY 1996
                                      GENERATION SKIPPING TRUST

                                    By: THOMAS H. LUNN, as Trustee


                                    By:  /s/ Thomas H. Lunn
                                    --------------------------------------
                                        Name:  Thomas H. Lunn
                                        Title: Trustee


                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM
                                      DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM
                                      DATED JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA AND
                                        MARTHA R. INGRAM, as Co-Trustees


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    By:  /s/ Martha R. Ingram
                                    --------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee


                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                      AGREEMENT WITH HORTENSE B. INGRAM
                                      DATED DECEMBER 22, 1975

                                    By: SUNTRUST BANK, ATLANTA, Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    THE ROBIN INGRAM PATTON IRREVOCABLE
                                      TRUST DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President



                                    TRUST FOR THE BENEFIT OF ROBIN B.
                                      INGRAM ESTABLISHED BY MARTHA R.
                                      RIVERS UNDER AGREEMENT OF TRUST
                                      ORIGINALLY DATED APRIL 30, 1982,
                                      AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, as Co-Trustee


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President


                                    SUNTRUST BANK, ATLANTA


                                    By:
                                    --------------------------------------
                                        Name: Thomas A. Shanks, Jr.
                                        Title: First Vice President